Exhibit (a)(2)

Letter of Transmittal

To Tender Shares of Common Stock

of

InFocus Corporation

Pursuant to the Offer to Purchase Dated April 27, 2009

by

IC Acquisition Corp.

a wholly-owned subsidiary of

Image Holdings Corporation

a wholly-owned subsidiary of

Radisson Investment Limited

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT MIDNIGHT,

NEW YORK CITY TIME, ON FRIDAY, MAY 22, 2009, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is

BNY Mellon Shareowner Services

By Mail:	By Facsimile Transmission:	By Overnight Courier or by Hand:
BNY Mellon Shareowner Services Corporate Action Division P.O. Box 3301 South Hackensack, NJ 07606	For Eligible Institutions Only: (201) 680-4626 For Confirmation Only Telephone: (201) 680-4860	BNY Mellon Shareowner Services Corporate Action Division 480 Washington Blvd., 27th Fl. Jersey City, NJ 07310

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please Fill in, if Blank, Exactly as Name(s) Appear(s) on Certificate(s))	Share Certificate(s) and Share(s) Tendered (Attach Additional Signed List, if Necessary)
	Share Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**

Total Shares Tendered

*	Certificate numbers are not required if tender is made by book-entry transfer.
**	Unless otherwise indicated, all Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

This Letter of Transmittal is to be completed by shareholders of InFocus Corporation, an Oregon Corporation (“InFocus”), if Share Certificates (as defined herein) representing shares of common stock, without par value (the “InFocus Common Stock”), and the associated common share purchase rights issued pursuant to the Rights Agreement, dated as of January 7, 2009, between InFocus and Mellon Investor Services LLC, a New Jersey limited liability company (together with the InFocus Common Stock, the “Shares”), of InFocus, are to be forwarded with this Letter of Transmittal. If delivery of Shares is to be made by book-entry transfer to an account maintained by BNY Mellon Shareowner Services (the “Depositary”) at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth under Section 3—“Procedures for Accepting the Offer and Tendering Shares” of the offer to purchase, dated April 27, 2009 (as amended or supplemented from time to time, the “Offer to Purchase”), shareholders may use an Agent’s Message (as defined in Section 2—“Acceptance for Payment and Payment for Shares” of the Offer to Purchase) or this Letter of Transmittal. Delivery of documents to a Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility’s procedures does not constitute delivery to the Depositary.

Holders of Shares whose certificates representing such Shares (“Share Certificates”) are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on or prior to the Expiration Date, may tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3—“Procedures for Accepting the Offer and Tendering Shares” of the Offer to Purchase. See Instruction 2 below.

If any Share Certificate you are tendering with this Letter of Transmittal has been lost, stolen or destroyed, you should contact BNY Mellon Shareowner Services, InFocus’ stock transfer agent (the “Transfer Agent”), at (800) 486-4014, regarding the requirements for replacement. You may be required to post a bond to secure against the risk that the Share Certificate may be subsequently re-circulated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination of whether you will need to post a bond and to permit timely processing of this documentation.

☐	CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:
Account Number:
Transaction Code Number:

☐	CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE INCLUDE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Owner (s):
Window Ticket Number (if any):
Date of Execution of Notice of Guaranteed Delivery:
Name of Institution that Guaranteed Delivery:
Account Number:
Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to IC Acquisition Corp., an Oregon corporation (“Purchaser”) and a wholly-owned subsidiary of Image Holdings Corporation, an Oregon corporation (“Image Holdings”) and a wholly-owned subsidiary of Radisson Investment Limited, a Hong Kong corporation (“Radisson”), the above-described shares of common stock, without par value (the “InFocus Common Stock”), and the associated common share purchase rights issued pursuant to the Rights Agreement, dated as of January 7, 2009, between InFocus and Mellon Investor Services LLC, a New Jersey limited liability company (together with the InFocus Common Stock, the “Shares”), of InFocus, pursuant to Purchaser’s offer to purchase all of the outstanding Shares at $0.95 per Share, net to the seller in cash, without interest and subject to any required withholding of taxes, on the terms and subject to the conditions set forth in the Offer to Purchase, dated April 27, 2009 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements to the Offer to Purchase or to this Letter of Transmittal, collectively constitute the “Offer”).

Subject to, and effective upon, acceptance for payment of the Shares tendered with this Letter of Transmittal, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered by this Letter of Transmittal and any and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after April 10, 2009 (collectively, “Distributions”), and irrevocably appoints the Depositary as the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered Shares), to (i) deliver such Share Certificates (and any Distributions) or transfer ownership of such Shares (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with appropriate evidences of transfer and authenticity, to or upon order of the Purchaser; (ii) present such Shares (and any Distributions) for transfer on the books of InFocus; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and subject to the conditions of the Offer.

The undersigned hereby irrevocably appoints the designees of Purchaser, and each of them, as agents, attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of the rights of the undersigned with respect to the Shares tendered by the undersigned and accepted for payment by Purchaser and with respect to all Distributions. All such powers of attorney and proxies will be considered irrevocable and coupled with an interest in the Shares tendered by this Letter of Transmittal. Such appointment will be effective when, and only to the extent that, Purchaser accepts such Shares for payment in accordance with the terms of the Offer. Upon such acceptance for payment, all other powers of attorney and proxies given by the undersigned with respect to such Shares (and any Distributions) will be revoked, without further action, and no subsequent powers of attorney or proxies may be given by the undersigned (and, if given, will not be deemed effective). The designees of Purchaser will, with respect to the Shares (and Distributions) for which such appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they, in their sole discretion, may deem proper at any annual or special meeting of InFocus shareholders or any adjournment or postponement thereof, or by written consent in lieu of any such meeting or otherwise. In order for Shares to be validly tendered by this Letter of Transmittal, immediately upon Purchaser’s acceptance for payment of Shares, Purchaser or its designee must be able to exercise full voting rights with respect to such Shares and all Distributions, including, without limitation, voting at any meeting of shareholders of InFocus.

The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any Distributions) tendered by this Letter of Transmittal, and (ii) when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to such Shares (and to any Distributions), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim and will not have been transferred to

Purchaser in violation of any contractual or other restriction on the transfer thereof. The undersigned, upon request, will execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered by this Letter of Transmittal, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Purchaser will be entitled to all rights and privileges as owner of any such Distribution and may withhold the entire purchase price of the Shares tendered by this Letter of Transmittal, or deduct from such purchase price, the amount or value of such Distribution, as determined by Purchaser in its sole discretion.

No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. See Section 4—“Withdrawal Rights” of the Offer to Purchase.

The undersigned understands that tenders of Shares pursuant to any of the procedures described in Section 3—“Procedures for Accepting the Offer and Tendering Shares” of the Offer to Purchase and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer. The Purchaser’s acceptance for payment of such Shares will constitute a binding agreement between the undersigned and Purchaser on the terms and subject to the conditions set forth in the Offer. Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered by this Letter of Transmittal.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price and/or issue or return any certificate(s) for Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing above under “Description of Shares Tendered.” Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” please mail the check for the purchase price of all Shares purchased and/or any Share Certificate(s) not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of Shares Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for the purchase price and/or any Share Certificate(s) not tendered or accepted for payment in the name of, and deliver such check and/or such Share Certificates to, the person or persons so indicated. Unless otherwise indicated herein under “Special Payment Instructions,” please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares tendered by this Letter of Transmittal.

LOST, STOLEN OR DESTROYED CERTIFICATES: PLEASE CALL BNY MELLON SHAREOWNER SERVICES AT (800) 486-4014 TO OBTAIN NECESSARY DOCUMENTS TO REPLACE YOUR LOST, STOLEN OR DESTROYED CERTIFICATES.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than that designated above.

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares purchased for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Issue: ☐ check ☐ certificates to:	Mail: ☐ check ☐ certificates to:

Name	Name
(Please Print)	(Please Print)

Address	Address

(Include Zip Code)	(Include Zip Code)

(Tax I.D. or Social Security No.) (also complete Substitute Form W-9 below)	(Tax I.D. or Social Security No.) (also complete Substitute Form W-9 below)

☐ Credit Shares tendered by book-entry transfer that are not accepted for payment to DTC to the account set forth below
(DTC Account No.)

IMPORTANT

SHAREHOLDER: SIGN HERE

(And Please Complete Substitute Form W-9 Included Herein)

Signature(s) of Holder(s)

Dated:                     , 2009

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share Certificates and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 1 and 5 below.)

Name(s):

(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security No.:

(See Substitute Form W-9)

GUARANTEE OF SIGNATURE(S)

(If Required—See Instructions 1 and 5)

Authorized Signature

Name (Please Print)

Name of Firm

Address

Zip Code

Area Code and Telephone No.

Dated:                    , 2009

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

To complete the Letter of Transmittal, you must do the following:

•	Fill in the box entitled “Description of Shares Tendered.”

•	Sign and date the Letter of Transmittal in the box entitled “Shareholder: Sign Here.”

•	Fill in and sign in the box entitled “Substitute Form W-9.”

In completing the Letter of Transmittal, you may (but are not required to) also do the following:

•	If you want the payment for any Shares purchased issued in the name of another person, complete the box entitled “Special Payment Instructions.”

•	If you want any certificate for Shares not tendered or Shares not purchased issued in the name of another person, complete the box entitled “Special Payment Instructions.”

•

If you want any payment for Shares or Share Certificates not tendered or purchased delivered to an address other than that appearing under your signature, complete the box entitled “Special Delivery Instructions.”

If you complete the box entitled “Special Payment Instructions” or “Special Delivery Instructions,” you must have your signature guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless the Letter of Transmittal is signed by an Eligible Institution.

1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (i) if this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder(s) has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions,” or (ii) if such Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or any other “eligible guarantor institution,” as defined in Rule 17Ad-15 of the U.S. Securities Exchange Act of 1934, as amended (each, an “Eligible Institution” and collectively “Eligible Institutions”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

2. Requirements of Tender. This Letter of Transmittal is to be completed by shareholders if Share Certificates (as defined herein) representing Shares are to be forwarded with this Letter of Transmittal. If delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility pursuant to the procedures set forth under Section 3—“Procedures for Accepting the Offer and Tendering Shares” of the Offer to Purchase, shareholders may use an Agent’s Message or this Letter of Transmittal. Share Certificates evidencing tendered Shares, or timely confirmation (a “Book-Entry Confirmation”) of a book-entry transfer of Shares into the Depositary’s account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent’s Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date. Shareholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date, or who cannot complete the procedure for delivery by book-entry transfer on or prior to the Expiration Date, may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3—“Procedures for Accepting the Offer and Tendering Shares” of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary on or prior to the Expiration Date; and (iii) the Share Certificates representing all tendered Shares in proper form for transfer, or a Book-Entry Confirmation of all Shares delivered by book-entry transfer, in each case together with this Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ Global Market trading days after the date of execution of such Notice of Guaranteed Delivery. If Share Certificates are forwarded separately in multiple deliveries to the Depositary, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) must accompany each such delivery.

Delivery of the Notice of Guaranteed Delivery may be made by mail or facsimile transmission to the Depositary. The Notice of Guaranteed Delivery must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery.

The term “Agent’s Message” means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which message states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares which are the subject of the Book-Entry Confirmation that the participant has received and agrees to be bound by the terms of the Letter of Transmittal and that we may enforce that agreement against the participant.

The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and sole risk of the tendering shareholder, and the delivery will be deemed made only when actually received by the Depositary (including, in the case of book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is encouraged and strongly recommended. In all cases, sufficient time should be allowed to ensure timely delivery prior to the Expiration Date.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by Purchaser, in its sole discretion, which determination will be final and binding on all parties. Purchaser reserves the absolute right to reject any or all tenders determined by it not to be in proper form or the acceptance of or payment for which may, in the opinion of its counsel, be unlawful. Purchaser also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in any tender of Shares of any particular InFocus shareholder, whether or not similar defects or irregularities are waived in the case of other InFocus shareholders. Purchaser’s interpretation of the terms and conditions of the Offer will be final and binding. No tender of Shares will be deemed to have been validly made until all defects and irregularities with respect to the tender have been cured or waived by Purchaser. None of Radisson, Image Holdings, Purchaser or any of their respective affiliates or assigns, the Depositary, the Dealer Manager, the Information Agent or any other person or entity will be under any duty to give any notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

3. Inadequate Space. If the space provided herein is inadequate, the Share Certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

4. Partial Tenders. (Not Applicable to Shareholders who Transfer by Book-Entry Transfer). If fewer than all the Shares represented by any Share Certificate delivered to the Depositary with this Letter of Transmittal are to be tendered, fill in the number of Shares which are to be tendered in the box entitled “Number of Shares Tendered” in the “Description of Shares Tendered.” In such cases, a new Share Certificate for the Shares that were evidenced by your old Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the box entitled “Special Delivery Instructions” in this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) evidencing such Shares without alteration, enlargement or any other change whatsoever.

If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any of the tendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.

If this Letter of Transmittal or any Share Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered by this Letter of Transmittal, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates for unpurchased Shares are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) representing the Shares tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered by this Letter of Transmittal, the Share Certificate(s) representing the Shares tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Shares Certificate(s). Signatures on such Shares Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or if Share Certificate(s) representing Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered Share Certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or an exemption therefrom, is submitted.

Except as otherwise provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificate(s) representing Shares tendered by this Letter Transmittal.

7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered by this Letter of Transmittal is to be issued in the name of, and/or Share Certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if such check and/or such Share Certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled “Description of Shares Tendered” in this Letter of Transmittal, the appropriate boxes in this Letter of Transmittal must be completed. A Book-Entry Shareholder may request that Shares not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such Book-Entry Shareholder may designate under “Special Payment Instructions.” If no such instructions are given, such Shares not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

8. Waiver of Conditions. Subject to the terms and conditions of the Merger Agreement (as defined in the Offer to Purchase), the conditions of the Offer may be waived by Purchaser in whole or in part at any time and from time to time in its sole discretion, except that, without the prior written consent of InFocus, Purchaser is not permitted to accept for payment or pay for any Shares in the Offer if, as a result, Purchaser would acquire less than a majority of the outstanding Shares. See Section 14—“Conditions of the Offer” of this Offer to Purchase.

9. 28% Backup Withholding; Substitute Form W-9. Under U.S. federal income tax law, to avoid backup withholding, a shareholder who tenders Shares pursuant to the Offer is required to provide the Depositary with such shareholder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 and to certify that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) or, alternatively, to establish another basis for exemption from backup withholding. If such shareholder is an individual, the TIN is his or her social security number. If the Depositary is not provided with correct information, such shareholder may be subject to penalties imposed by the Internal Revenue Service and payments that are made to such shareholder with respect to Shares pursuant to the Offer may be subject to backup withholding (see below).

A shareholder who does not have a TIN but who has applied for one or intends to apply for one in the near future should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the “Certificate of Awaiting Taxpayer Identification Number” below in order to avoid backup withholding. If “Applied For” is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Paying Agent will withhold 28% from any payments of the purchase price to such shareholder. A tendering shareholder that is not a United States person may qualify as an exempt recipient by submitting to the Depositary a properly completed Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (which the Depositary will provide upon request) signed under penalty of perjury, attesting to that shareholder’s exempt status. Such shareholder should consult a tax advisor to determine which form is appropriate.

10. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery also may be obtained from the Information Agent or the Dealer Manager or from brokers, dealers, commercial banks or trust companies.

11. Lost, Stolen or Destroyed Certificates. If any Share Certificate has been lost, stolen or destroyed, the shareholder should promptly notify BNY Mellon Shareowner Services, InFocus’ transfer agent, at (800) 486-4014. The shareholder then will be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen or destroyed Share Certificates have been followed.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE OF THE OFFER, AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE ON OR PRIOR TO THE EXPIRATION DATE OF THE OFFER, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

IMPORTANT TAX INFORMATION

A shareholder whose tendered Shares are accepted for payment and who is a United States person (as defined below) is required to provide the Depositary with such shareholder’s correct TIN on the Substitute Form W-9 below or otherwise establish an adequate basis for exemption from backup withholding. If such shareholder is an individual, the TIN is such shareholder’s social security number. If the Depositary is not provided with the correct TIN or an adequate basis for exemption, payments made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding and the shareholder may be subject to a penalty imposed by the IRS.

Certain shareholders (including, among others, corporations and certain foreign individuals and entities) are not subject to these backup withholding and reporting requirements. Exempt shareholders should indicate their exempt status on the Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Depositary a properly completed IRS Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (instead of a Substitute Form W-9), signed under penalties of perjury, attesting to such shareholder’s exempt status. Shareholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

If backup withholding applies, the Depositary is required to withhold and pay over to the IRS 28% of any payments made to the shareholder or other payee. Backup withholding is not an additional federal income tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder of InFocus may be refunded or credited against such shareholder’s United States federal income tax liability, if any, provided that the required information is furnished to the IRS. If the required information is furnished to the IRS in a timely manner, the federal income tax liability of persons subject to backup withholding may be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of Substitute Form W-9

To prevent backup withholding on any payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to provide the Depositary with (i) the shareholder’s correct TIN by completing the Substitute Form W-9 below, certifying under penalties of perjury (a) that the TIN provided on the Substitute Form W-9 is correct, (b) that such shareholder is not subject to backup withholding because (x) the shareholder is exempt from backup withholding, (y) the shareholder has not been notified by the IRS that the shareholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (z) the IRS has notified the shareholder that the shareholder is no longer subject to backup withholding, and (c) that such shareholder is a United States person (including a United States resident alien), or (ii) if applicable, an adequate basis for exemption.

What Number to Give the Depositary

The shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of the Shares tendered by this Letter of Transmittal. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

The Substitute Form W-9 BELOW must be completed and signed. PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER (“TIN”) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING.

Substitute Form W-9 Department of the Treasury, Internal Revenue Service Payer’s Request for TIN and Certification
Name:
Business name, if different from above:

Please check the appropriate box indicating your status:

☐  Individual/Sole proprietor    ☐  Corporation    ☐  Partnership

☐  Limited liability company. Enter the tax classification (D = disregard entity,

  C = corporation, P = partnership             )

☐  Other

☐ Exempt from backup withholding

Address (number, street, and apt. or suite no.)

City, State, and ZIP code

Part I TIN

PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT. For most individuals, this is your social security number. If you do not have a number, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. If you are awaiting a TIN, write “Applied For” in this Part I, complete the “Certificate Of Awaiting Taxpayer Identification Number” below and see “IMPORTANT TAX INFORMATION”.

Social Security Number OR Employer Identification Number

Part II Certification

Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person or other U.S. person (defined below).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here	Signature of U.S. person	Date , 2009

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien,

•	A partnership, corporation, company or association created or organized in the United States or under the laws of the United States,

•	An estate (other than a foreign estate), or

•	A domestic trust (as defined in Regulations section 301.7701-7).

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS, AND PLEASE SEE INSTRUCTION 9.

COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE

“APPLIED FOR”

INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

Sign Here	Signature of U.S. person	Date , 2009

You may direct questions and requests for assistance to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. You may obtain additional copies of the Offer to Purchase, the related Letter of Transmittal and other tender offer materials from the Information Agent or the Dealer Manager as set forth below, and they will be furnished promptly at our expense. You also may contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

199 Water Street, 26th Floor

New York, NY 10038-3560

Banks and Brokers: (212) 440-9800

Shareholders Call Toll Free: (800) 460-0079

The Dealer Manager for the Offer is:

199 Water Street, 26th Floor

New York, NY 10038-3560

Please Call Toll Free: (800) 445-1790